UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2021

CURRENCYWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

561 Indiana Court, Los Angeles, CA 90291

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Nil	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2021, our board of directors amended our 2017 Equity Incentive Plan to increase the number of shares of our common stock available for the grant of stock options from 6,985,207 to 13,300,000.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 1, 2021, we filed a Certificate of Amendment with the Secretary of State of the State of Nevada, amending our articles of incorporation by increasing our authorized capital to 400,000,000 shares of common stock with a par value of $0.001.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2021, we held our annual general and special meeting of stockholders. At the meeting, our stockholders:

1.	elected James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy and James Carter as the directors of our company;

2.	ratified the appointment of Haynie & Company, Certified Public Accountants as our independent registered public accounting firm;

3.	approved an increase in the number of shares of common stock issuable pursuant to our company’s 2017 Equity Incentive Plan from 6,985,207 to 13,300,000;

4.	approved an amendment to our company’s articles of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 400,000,000; and

5.	approved an amendment and restatement of our company’s bylaws to remove the provisions required by the TSX Venture Exchange.

The final voting results for each of the proposals submitted to a vote of our stockholders are set forth below. There were 53,292,283 shares issued and outstanding on the record date for the meeting.

Proposal 1. Election of directors:

	For	Against	Abstain	Broker Non-Votes
James P. Geiskopf	29,425,715	24,019	27,714	6,704,175
Cameron Chell	29,427,305	22,829	27,314	6,704,175
Michael Blum	29,426,615	22,839	27,994	6,704,175
Edmund C. Moy	29,426,475	23,229	27,744	6,704,175
James Carter	29,426,465	23,239	27,744	6,704,175

Proposal 2. To ratify the appointment of Haynie & Company, Certified Public Accountants as our independent registered public accounting firm:

For	Against	Abstain	Broker Non-Votes
35,871,521	81,716	228,386	0

Proposal 3. To approve an an increase in the number of shares of common stock issuable pursuant to our company’s 2017 Equity Incentive Plan from 6,985,207 to 13,300,000:

For	Against	Abstain	Broker Non-Votes
29,123,610	275,360	78,478	6,704,175

Proposal 4. To approve an amendment to our company’s articles of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 400,000,000:

For	Against	Abstain	Broker Non-Votes
34,274,526	1,591,337	107,574	208,186

Proposal 5. To approve an amendment and restatement of our company’s bylaws to remove the provisions required by the TSX Venture Exchange:

For	Against	Abstain	Broker Non-Votes
29,372,596	43,517	61,335	6,704,175

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Certificate of Amendment to Articles of Incorporation
10.1	Amended Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURRENCYWORKS INC.

/s/ Bruce Elliott
Bruce Elliott
President

June 3, 2021